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                                                                    EXHIBIT 23.4

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
AgriBioTech, Inc.

     We hereby consent to the use of our reports related to the consolidated financial statements of Ramy Commercial Properties, Inc. and Subsidiary herein.


                                     HAWKINS, ASH, BAPTIE & COMPANY, LLP

LaCrosse, Wisconsin
August 7, 1998